Exhibit 10.1

SECOND AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

AND EXCHANGE

This SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER AND EXCHANGE, dated as of July 2, 2014 is entered into by and among APPLIED NANOTECH HOLDINGS, INC., a corporation incorporated in the State of Texas, USA (“APNT”), PEN INC., a corporation incorporated in the State of Delaware and a wholly-owned subsidiary of APNT (“PEN”), NANOMERGER SUB INC., a corporation incorporated in the State of Delaware and a wholly-owned subsidiary of APNT (“MergerSub”), NANOHOLDING INC., a Delaware corporation (“Nano”) AND CARL ZEISS INC., a New York corporation (“Zeiss”).

WHEREAS, APNT, PEN, MergerSub, Nano and Zeiss are parties to an Agreement and Plan of Merger and Exchange Dated as of March 10, 2014, as amended by an earlier Amendment dated May 28, 2014 (the “Merger & Exchange Agreement”).

WHEREAS, the parties desire to amend the Merger &Exchange Agreement to change the date when the parties may have the right to terminate the Merger & Exchange Agreement so that it is after the scheduled meeting of the shareholders of APNT.

NOW, THEREFORE, in consideration of the agreements contained in this Amendment and other good and valuable consideration, the parties agree that the date in Section 14.1 clause (b)(i) is hereby changed from July 31, 2014 to September 3, 2014. Except as stated in the preceding sentence, the Merger & Exchange Agreement remains in full force and effect.

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IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

APPLIED NANOTECH HOLDINGS, INC.

By:	/s/ Robert Ronstadt ___________________
Robert Ronstadt, Chairman

PEN INC.

By:	s/s Robert Ronstadt____________________
Robert Ronstadt, Chairman

NANOMERGER SUB INC.

By:	/s/ Robert Ronstadt____________________
Robert Ronstadt, Chairman

NANOHOLDINGS INC.

By:	/s/ Scott E. Rickert Scott E. Rickert, President

CARL ZEISS, INC.

By:	/s/ James Sharp_______________ James Sharp, President